Virtus Asset Trust

Supplement dated July 26, 2019 to the Statutory Prospectus dated April 30, 2019, as supplemented

Important Notice to Investors

This supplement corrects a typographical error in the statutory prospectus. Under the heading “Sales Charge you may pay to purchase Class A Shares” in the section “Sales Charges,” the third table on page 148 of the Trust’s Statutory prospectus is hereby replaced with the following:

All Other Funds

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Investors should retain this supplement with the Prospectus for future reference.

VAT 8622/SalesChargesCorrection (7/2019)